UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2025

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd. Edina, Minnesota	55349
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PETV	OTCQB
Warrants	PETVW	OTCPINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 14, 2025, PetVivo Holdings, Inc. (the “Company”) and VetStem, Inc. (“VetStem”) entered into an Exclusive License and Supply Agreement (the “Agreement”) pursuant to which VetStem will license to Company, on an exclusive basis, the right to sell, have sold, offer for sale and import Therapeutic Compositions and Products involving PrecisePRP equine and PrecisePRP canine. Exclusivity shall be maintained as long as the mutually agreed upon annual minimum purchases of Products are made during the first five years of the Agreement, with an option to extend exclusivity upon the mutual agreement of the Parties. If the Company fails to meet minimum purchases in any of the first five years of the Agreement and continuing after the first five years and any extended period, the license shall transition to non-exclusive for an additional two years. All capitalized terms herein have the definitions assigned to them in the Agreement unless otherwise defined herein.

In consideration for the rights and license granted by the VetStem to Company in the Agreement, the Company will pay VetStem (i) an upfront license fee in the amount of $500,000 upon execution of the Agreement, (ii) time milestone payments in an amount of up to $500,000 in $250,000 increments at designated dates as identified in the Agreement, and (iii) performance milestone payments in an amount of up to $500,000 in $250,000 increments upon mutually agreed upon milestones as identified in the Agreement.

The Company shall also grant VetStem on the date of execution (i) 1,000,000 shares of the Company’s common stock (the “Company Share Issuance”) at a total value of $1.0 million and at a price per share equal to $1.00, and (ii) a Warrant providing VetStem the right to purchase up to 250,000 shares of the Company’s common stock at an exercise price of $1.25 per share within the first three years of the Effective Date of the Agreement.

Royalty payment obligations under the Agreement shall be at the mutually agreed upon percent of Net Sales and shall expire at the later of (i) ten years following the first commercial sale of the Products, or (ii) the expiration of the last Valid Claim of a VetStem Patent or Joint Patent. Also, VetStem shall manufacture and supply Products to Company and Company shall pay a mutually agreed upon Supply Price and meet the Payment Terms as identified in the Agreement.

Both VetStem and the Company may terminate the License Agreement for material breach by the other party and a failure to cure such breach within the time-period specified in the Agreement. VetStem may terminate the Agreement for either (i) PetVivo or any of its Affiliates or Sublicensees commencing any Patent Challenge action, and (ii) PetVivo failing to maintain at least 33% of the Minimum Purchases following a loss of Exclusivity. PetVivo may terminate the Agreement in 90 days upon providing VetStem written notice of termination.

Finally, VetStem, upon the payment of an Annual Option Fee, grants the Company an option to purchase the Assets identified in the Agreement for a mutually agreed-upon Purchase Price and an annual earn-out fee paid in the three consecutive years following the purchase of the Assets.

The foregoing description of the terms of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which the Company intends to file as an exhibit to its Annual Report on Form 10-K for the quarter ended March 31, 2025. The Company intends to redact certain confidential portions of the Agreement upon filing because such confidential portions are not material and would be competitively harmful to the Company if publicly disclosed.

Item 7.01. Regulation FD Disclosure

On February 14, 2025, the Company issued a press release announcing the entry into the Agreement with VetStem, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the Company’s entry into the exclusive global licensing agreement with VetStem and potential benefits of such agreement, including potential future payments thereunder, anticipated preclinical and clinical development activities, potential benefits of PrecisePRP and the Company’s other product candidates and platform; potential expansion into other indications and combinations, including the timing and development activities related to such expansion; and potential market opportunities for PrecisePRP and the Company’s other product candidates. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the Company’s ability to advance its product candidates, the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates and the Company’s ability to successfully leverage Fast Track designation, the market size for the Company’s product candidates to be smaller than anticipated, clinical trial sites, supply chain and manufacturing facilities, the Company’s ability to maintain and recognize the benefits of certain designations received by product candidates, the timing and results of preclinical and clinical trials, the Company’s ability to fund development activities and achieve development goals, the Company’s ability to protect intellectual property, and the Company’s commercial collaborations with third parties and other risks and uncertainties described under the heading “Risk Factors” in documents the Company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, regarding the License Agreement, dated February 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: February 18, 2025	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer